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                                                                    Exhibit 10.9

                                     WAIVER

         WAIVER, dated as of October 22, 1998 (this "Waiver"), to the Master Loan and Security Agreement, dated as of May 15, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Banking corporation (the "Lender").

                                    RECITALS

         The Borrower has requested the Lender to agree to waive certain defaults under the Loan Agreement as set forth in this Waiver. The Lender is willing to agree to such waivers, but only on the terms and subject to the conditions set forth in this Waiver.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         2. Waiver. The Lender hereby waives any Default or Event of Default that may exist under Sections 6.22(b), 7.10(a), 8(d) (as it relates to Section 6.22(b)) and 8(e)(i) (as it relates to Section 7.10(a)) of the Loan Agreement; provided, that:

                  (i) this Waiver shall automatically terminate, without notice, upon the earliest to occur of: (A) 9:00 a.m., New York City time, on the tenth Business Day following the date hereof, (B) the occurrence of any other Default or Event of Default under the Loan Agreement (excluding a Default or Event of Default under Section 8(f) of the Loan Agreement that relates to Indebtedness of the Borrower owing to Merrill Lynch Mortgage Capital, Inc. ("Merrill"), unless and until Merrill has accelerated its Indebtedness, given notice of its intention to exercise its remedies or taken any action with respect to the foreclosure or other disposition of the collateral securing such Indebtedness), (C) receipt by the Borrower of notice from the Lender to the Borrower that the Borrower has failed to comply with the covenant contained in Section 3 of this Waiver and (D) the date on which the Tangible Net Worth of the Borrower shall be less than $55,000,000; and

                  (ii) notwithstanding the foregoing, the Lender shall have no obligation to make new Advances pursuant to the Loan Agreement unless and until the Borrower is in compliance with Sections 6.22(b) and 7.10(a) of the Loan Agreement and satisfies all other applicable conditions to the making of new Advances set forth in the Loan Agreement.



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         3.       Inspection Rights. Without limiting the Borrower's
obligations under the Loan Agreement, the Borrower hereby agrees to cooperate fully with the Lender and assist the Lender in valuing all assets and assessing the financial condition of the Borrower, including without limitation giving the Lender immediate and full access to all files and records of the Borrower.

         4. Effectiveness. This Waiver shall become effective upon execution by the Lender and receipt by the Lender of evidence satisfactory to the Lender that this Waiver has been executed and delivered by the Borrower.

         5. Representations and Warranties. To induce the Lender to enter into this Waiver, the Borrower hereby represents and warrants to the Lender that, after giving effect to the waivers provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         6. Reservation of Rights. The Lender hereby advises the Borrower that, other than expressly provided herein, the Lender does not waive any Default or Event of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by the Lender under the Loan Documents and applicable law with respect to such Defaults or Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and the Lender reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time the Lender deems appropriate in respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents and
(iii) to require that all Advances bear interest at the rates specified in the Loan Agreement. Nothing in this Waiver, and no extension of credit made by the Lender on or after the date hereof, shall be construed as an acknowledgment or determination by the Lender that no Default or Event of Default has occurred or is continuing.

         7. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW RULES.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Lender



                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


AGREED TO AND ACCEPTED BY:

CHASTAIN CAPITAL CORPORATION



By:
   ---------------------------
Name:
Title:


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